                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission  Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Northway Financial, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

       [GRAPHIC OMITTED]    NORTHWAY FINANCIAL, INC.

                                                                  April 23, 1999

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Northway Financial, Inc., to be held on Tuesday, May 18, 1999 at 2:00 p.m. at The Town and Country Motor Inn, Route 2, Shelburne, New Hampshire 03581.

         At the annual meeting you will be asked to consider and act upon the following:
(1) to elect of four (4) class II directors to serve until the 2002 Annual Meeting of Shareholders or until their successors are duly elected and qualified;
(2)      to approve the Northway Financial, Inc. 1999 Stock Option and Grant
         Plan; and
(3) to transact such other business as may come properly before the meeting.

         I, along with the other members of the Board of Directors, look forward to greeting you personally at the Annual Meeting. However, whether or not you plan to attend personally and regardless of the number of shares you own, it is important that your shares be represented. YOU ARE URGED TO PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED FOR YOUR CONVENIENCE.

         This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend.

                                        Very truly yours,


                                        William J. Woodward
                                        Chairman of the Board


        9 Main Street, Berlin, New Hampshire 03570/Telephone 603-752-1171

                               [graphic omitted]

                            NORTHWAY FINANCIAL, INC.
                                  9 Main Street
                           Berlin, New Hampshire 03570
                             Telephone 603-752-1171

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON TUESDAY, MAY 18, 1999

         NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of Northway Financial, Inc. will be held on Tuesday, May 18, 1999 at 2:00 p.m. at The Town and Country Motor Inn, Route 2, Shelburne, New Hampshire 03581 for the following purposes:

          (1) To elect four (4) class II directors to serve until the 2002 Annual Meeting of Stockholders or until their successors are elected and qualified;

          (2) To approve the Northway Financial, Inc. 1999 Stock Option and Grant Plan; and -

          (3) To transact such other business as may come properly before the meeting and any adjournments or postponements thereof.

         The foregoing items are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on April 20, 1999 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

                                      By Order of the Board of Directors


                                      Paul G. Campagna
                                      Clerk

Berlin, New Hampshire
April 23, 1999

                             YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD

                            NORTHWAY FINANCIAL, INC.
                                  9 Main Street
                           Berlin, New Hampshire 03570
                             Telephone 603-752-1171

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON TUESDAY, MAY 18, 1999

         This Proxy Statement and accompanying form of proxy are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Northway Financial, Inc., a New Hampshire Corporation (the "Company"), for use in voting at the Annual Meeting of Stockholders (the "Meeting") to be held at 2:00 p.m. on May 18, 1999, at The Town and County Motor Inn, Route 2, Shelburne, New Hampshire 03581 and at any postponements or adjournments thereof. This proxy statement and accompanying form of proxy were mailed to stockholders of the Company on or about April 23, 1999 to stockholders of record at the close of business on April 20, 1999 in connection with the solicitation.

         At the close of business on April 20, 1999, there were outstanding and entitled to vote 1,683,969 shares of Northway Financial, Inc. common stock, par value of $1.00 per share.

         Each stockholder is entitled to one vote per share upon each matter submitted at the Meeting. Only stockholders of record at the close of business on April 20, 1999 shall be entitled to vote at the meeting.

         The proxies of holders of common stock are being solicited by the Board of Directors. Stockholders are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed envelope. Shares represented by a properly executed proxy received prior to the vote at the Meeting and not revoked will be voted at the Meeting as directed in the proxy. IF A PROXY IS SUBMITTED AND NO DIRECTIONS ARE GIVEN, THE PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSALS TO BE CONSIDERED AT THE MEETING.

         A person giving the enclosed proxy may revoke it by filing an instrument of revocation with Paul G. Campagna, Clerk, Northway Financial, Inc., 9 Main Street, Berlin, New Hampshire 03570. Any such person may also revoke a proxy by filing a duly executed proxy bearing a later date, or by appearing at the meeting in person, notifying the Clerk, and voting by ballot at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not a proxy has been previously given, but the mere presence (without notifying the Clerk) of a stockholder at the Meeting will not constitute revocation of a previously given proxy.

         The Company will bear the cost of soliciting proxies from the stockholders, including mailing costs, and will pay all printing costs in connection with this Proxy Statement. In addition to the use of the mails, proxies may be solicited by the directors, officers, and certain employees of the Company, and by personal interview, telephone and facsimile. Such directors, officers and employees will not receive additional compensation for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. The Company may also make arrangements with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of its common stock. The Company may reimburse such custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

         The presence in person or by proxy of the holders of a majority of the issued and outstanding shares entitled to vote at the Meeting is required to constitute a quorum. Abstentions and "broker non-votes" (as defined below) will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. A "broker non-vote" is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

         The Company is a New Hampshire corporation formed in 1997 for the purpose of effecting the reorganization of The Berlin City Bank, a New Hampshire-chartered bank based in Berlin, New Hampshire ("BCB"), into a holding company structure and to effect a merger with Pemi Bancorp, Inc., a New Hampshire bank holding company ("PEMI"), with and into the Company (collectively, the "Merger"). The Merger became effective on September 30, 1997. On that date, each of BCB and Pemigewasset National Bank, a wholly owned national bank subsidiary of PEMI based in Plymouth, New Hampshire ("PNB"), became a wholly owned subsidiary of the Company.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

NOMINEES AND DIRECTORS CONTINUING IN OFFICE

         The Company's Board of Directors is currently composed of eleven members. The Company's Amended and Restated Articles of Incorporation provide that directors are to be divided into three classes, all nearly equal as possible. Each director is elected for three years and the terms are staggered so that only one class is elected by the stockholders annually.

         At the Meeting, four directors will be elected to serve until the 2002 Annual Meeting and until their successors are duly elected and qualified. The Board of Directors has nominated Donald R. Hatt, Barry J. Kelley, Randall G. Labnon and Stephen G. Boucher. Messrs. Hatt, Kelley and Labnon are current members of the Board of Directors, Mr. Boucher, if elected, will begin his first term as a Board member. It is the intention of the persons named in the accompanying form of proxy or their substitutes to vote for the election of the nominees listed below unless instructed to the contrary. The Board of Directors believes that all of the nominees will be available and able to serve as directors, but if for any reason any of the nominees named above should not be available or able to serve, the proxies may exercise discretionary authority to vote for one or more substitutes as the Board of Directors may recommend, or in the alternative, the Board of Directors may, if permitted by law and the Amended and Restated Articles of Incorporation and Bylaws, amend the Bylaws if necessary and reduce the size of the Board to eliminate the resulting vacancy. The affirmative vote of a plurality of the votes cast is required for the election of directors. Abstentions and broker non-votes will not be counted as "votes cast" for purposes of electing directors and, therefore, will not affect the election of the directors.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR OF THE COMPANY.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

         The following table sets forth the name and ages, standing committee memberships and other positions held with the Company, term of office and period served, business experience, and certain other information, as of April 20, 1999, with respect to each nominee and for each director continuing in office. The information was provided by the persons named.

                                                                              Shares of
                                                  Year                        Common Stock      Percent
                                                  First         Term          Beneficially      of Common
                                                  Elected       To            Owned at          Stock
Name                                 Age          Director      Expire        Apr. 20, 1999     Ownership
-----------------------------------------------------------------------------------------------------------
                                                   NOMINEES OF THE BOARD
Hatt, Donald R.                      50           1999          2002               5,000              ****
   Chief Operating Officer,
   Northway Financial, Inc.

Kelley, Barry J.                     49           1997          2002              34,494 (1)         2.05%
   President and Owner, White
   Mountain Lumber, Co.

Labnon, Randall, G.                  45           1997          2002               3,072              ****
   General manager and Director;
   Town & Country Motor Inn

Boucher, Stephen G.                  52               --        2002                  --              ****
   President, Chief Executive
   Officer, Airmar Technology
   Corp.
                                                 DIRECTORS CONTINUING IN OFFICE

Bornstein, Peter H.                  53           1997          2000               4,324 (2)          ****
   Attorney, Partner and
   President, Bergeron
   Hanson, Bornstein & Carlson

Clifford, Jr., Charles H.            63           1997          2000               2,500              ****
   President, Clifford-Nicol
   Printing

Morris, John D.                      68           1997          2000               9,856              ****
   Formerly, President, Morris
   Building Center

                                                                              Shares of
                                                  Year                        Common Stock      Percent
                                                  First         Term          Beneficially      of Common
                                                  Elected       To            Owned at          Stock
Name                                 Age          Director      Expire        Apr. 20, 1999     Ownership
-----------------------------------------------------------------------------------------------------------
                                                 DIRECTORS CONTINUING IN OFFICE

Morse, Andrew L.                     56           1997          2000               1,041              ****
   Owner, Wayne's Market;
   Owner, Woodstock Cheese
     Shoppe

Woodward, William J.                 53           1997          2001              70,088             4.16%
   President, Chief Executive
   Officer, Chairman of the
   Board, Northway Financial,
   Inc.; President, Chief Executive
   Officer, Chairman of the Board,
   The Berlin City Bank

Adams, Fletcher W.                   62           1997          2001              51,000 (3)         3.03%
   Vice-Chairman of the Board,
   Northway Financial, Inc.; Chief
   Executive Officer and Chairman
   of  the Board, Pemigewasset
   National Bank

Noyes, John H.                       52           1997          2001              11,825              ****
   President and Treasurer,
   Noyes Insurance Agency, Inc.;
   President, Central Square
   Insurance, Inc.

Hanson, Jr., Arnold P.               49           1997          2001              38,312 (4)         2.28%
   President, Isaacson Structural
   Steel, Inc.

--------------
****Owns less than 1% of the Company's outstanding common stock.

(1) Includes 28,926 shares owned jointly with spouse
(2) Includes 3,632 shares owned jointly with spouse and 320 shares owned by spouse for which Mr. Bornstein has beneficial ownership
(3) Includes 4,169 shares owned jointly with spouse
(4) Includes 38,000 shares held in a trust for which Mr. Hanson serves as trustee

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires Northway's executive officers, directors and 10% stockholders to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers and directors are required by SEC regulation to furnish Northway with copies of all Section 16(a) filings. During the 1997 fiscal year, Donald R. Hatt, Senior Executive Vice President, failed to file Form 3 upon joining Northway. The Form 3 for Mr. Hatt was filed subsequently in 1999. Each of the following individuals failed to file Form 4 with respect to transactions in Northway's common stock on a timely basis: Fletcher W. Adams, Vice Chairman of the Board, three occasions representing ten transactions; Peter H. Bornstein, Director, one occasion representing two transactions; Arnold P. Hanson, Jr., Director, two occasions representing four transactions; and Barry J. Kelley, Director, one occasion representing two transactions. Form 4s relating to each of the foregoing transactions were subsequently filed.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company held thirteen (13) meetings during the calendar year ended December 31, 1998. Each director attended at least 75% of all meetings of the Board of Directors and of the committees of which the director was a member held during the last fiscal year.

         Directors of the Company are paid an annual fee of $8,000 and directors who also serve on the Executive Committee receive an additional annual fee of $12,000. Directors who are officers of the Company do not receive any of these fees.

         The following sets forth the members of each of the standing committees of the Board of Directors together with a brief description of the function of each such committee.

                               EXECUTIVE COMMITTEE

MEMBERS: William J. Woodward, Chairman; Fletcher W. Adams; Donald R. Hatt; John D. Morris; and John H. Noyes

FUNCTION:      The Executive Committee generally has the power to exercise the power of the full Board during intervals between meetings of the Board.

NUMBER OF
MEETINGS:      This Committee meets on a weekly basis.


                         AUDIT AND COMPLIANCE COMMITTEE

MEMBERS: Arnold P. Hanson, Jr., Chairman; Peter H. Bornstein; Charles H. Clifford, Jr.; Barry J. Kelley; and Andrew L. Morse

FUNCTION:      This Committee oversees the activities of the Company's Internal
               Auditor, its Independent Certified Public Accounting Firm, and activities of other accounting firms used on a project basis.
               This Committee also reviews the results of each regulatory examination. The Committee also provides oversight for all compliance activities of the Company, including those of the compliance officers functioning at subsidiary banks.

NUMBER OF
MEETINGS:      This Committee met nine (9) times during the 1998 fiscal year.


                   HUMAN RESOURCES AND COMPENSATION COMMITTEE

MEMBERS: John D. Morris, Chairman; Peter H. Bornstein; Charles H. Clifford, Jr.; Randall G. Labnon; and John H. Noyes

FUNCTION:      This Committee conducts annual and periodic reviews of director, officer, and employee compensation in order to ensure that the Company has the programs necessary to attract and retain competent professionals at all levels. The Committee's recommendations must be approved by the full Board of Directors.

NUMBER OF
MEETINGS:      This Committee met two (2) times during the 1998 fiscal year.

CHANGE IN
COMMITTEE
COMPOSITION:   Early in 1999 the outside directors of Northway voted unanimously to modify the composition of the Committee so that it now is composed of all of the outside directors. Arnold P. Hanson, Jr.
               was elected chairman. This expanded committee has met four (4) times in the first quarter of 1999 to discuss issues of executive compensation. At all but one of these meetings the bank's counsel and/or compensation consultant was present.

                              NOMINATING COMMITTEE

MEMBERS: The Executive Committee serves as the Nominating Committee of the Company.

FUNCTION:      This Committee selects nominees for election as directors of the
               Company. This Committee nominated the persons standing for election at the 1999 Annual Meeting.

NUMBER OF
MEETINGS:      The Executive Committee meets weekly; and, as appropriate, discusses nominations.

EXECUTIVE OFFICERS

         The following sets forth information regarding the executive and key officers of the Company and/or its subsidiaries, the position or office held by each of them, and the date from which they have continually served as executive officers.

                                                                    Executive
                                                                    Officer
Name                                                       Age      Since
--------------------------------------------------------------------------------
William J. Woodward                                        53       1989
     Chairman, President, and Chief Executive Officer
     Northway Financial, Inc. and The Berlin City Bank

Fletcher W. Adams                                          62       1984
     Vice Chairman, Northway Financial, Inc.
     Chairman and Chief Executive Officer, Pemigewasset
     National Bank

Donald R. Hatt                                             50       1997
     Senior Executive Vice President and Chief
     Operating Officer Northway Financial, Inc.

George L. Fredette                                         39       1999
     Senior Vice President and Chief Financial Officer
     Northway Financial, Inc. and The Berlin City Bank

Paul M. Ferguson                                           45       1998
     President and Chief Operating Officer, The
     Pemigewasset National Bank

John H. Stratton, Jr.                                      51       1990
     Senior Vice President, The Berlin City Bank

Paul G. Campagna                                           58       1982
     Clerk, Northway Financial, Inc. and Senior
     Vice President and Clerk, The Berlin City Bank

         William J. Woodward has served as Chairman of the Board of Directors, President and Chief Executive Officer of Northway since 1997. In addition, he has served as President and Chief Executive Officer of BCB since 1994 and has served as Chairman of the Board of Directors of BCB since 1989. He became a Director of BCB in 1975.

         Fletcher W. Adams has served as Vice Chairman of the Board of Directors of Northway since 1997. Prior to the Merger, Mr. Adams served as President and Chief Executive Officer of PEMI beginning in 1990. Also, since 1990, he has served as President and Chief Executive Officer of PNB. He joined PNB as Executive Vice President in June 1984, and has served as a director of PNB since 1973.

         Donald R. Hatt has served as Senior Executive Vice President and Chief Operating Officer of Northway since November 1997. Prior to joining Northway he served as a financial consultant for Smith Barney, Greensboro, North Carolina from January 1996 to October 1997. From January 1990 to March 1995, he served as President and Chief Executive Officer of Great Bay Bankshares, Dover, New Hampshire.

         George L. Fredette has served as Senior Vice President and Chief Financial Officer of Northway and BCB since March 1999. Prior to joining the Company he served as Executive Vice President and Chief Financial Officer of Evergreen Bancorp, Inc. and Evergreen Bank, N. A. from December 1995 until January 1999. From 1993 to 1995 he served as Vice President, Finance of Evergreen Bancorp, Inc. and Evergreen Bank, N. A.. Prior thereto he was Vice President and Chief Financial Officer of Schenectady Federal Savings and Loan Association.

         Paul M. Ferguson has served as President and Chief Operating Officer of PNB since February 1999. Mr. Ferguson joined PNB in September 1998 as Executive Vice President and Chief Operating Officer. Prior to joining PNB, he served as Executive Vice President and Chief Credit Officer of CFX Corporation from 1997 to 1998. From 1991 to 1997 Mr. Ferguson served as Executive Vice President of Banking Services for Community Bankshares, Inc.

         John H. Stratton, Jr. has served as Senior Vice President of BCB since 1990 and is responsible for the retail banking division. Prior to joining The BCB in 1990, Mr. Stratton served as a Vice President, Consumer Lending, for Fleet National Bank and Vice President, Branch Administration, for Citizens Bank. Mr. Stratton was also employed as a liquidation officer for the FDIC.

         Paul G. Campagna has served as Clerk of Northway since 1997. He has served as the Clerk of BCB since 1970 and Senior Vice President of BCB since 1982. He is responsible for community reinvestment policies and the Company's loan review process. He has been with BCB since 1968.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth, as of April 20, 1999, the beneficial ownership of common stock by (i) each of the executive officers named under "Executive Compensation" below (other than Messrs. Woodward, Adams and Hatt), and (ii) all directors and officers as a group. See "Information Concerning Directors and Nominees" above for the beneficial ownership of common stock by Messrs. Woodward, Adams, Hatt and other directors of the Company. As of April 20, 1999, no person owned beneficially more than 5% of the Company's outstanding common stock.

                             Shares of Common             Percent of Shares of
Name                         stock Beneficially Owned     Common Stock Ownership

John H. Stratton,  Jr.                          1,072                ****

Directors and executive officers              235,592               13.99%
     as a group (14 persons)

**** Owns less than 1% of the Company's common stock.

EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation for services rendered in all capacities to the Company during the fiscal years ended December 31, 1998, 1997 and 1996, of those persons who were, at December 31, 1998: (i) the chief executive officer of the Company and (ii) the other executive officers of the Company whose total annual salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                      Other Annual
Name and Principal Position                      Year        Salary         Bonus     Compensation
--------------------------------------------------------------------------------------------------
William J. Woodward(1)                           1998     $179,922       $ 35.000         $     --
     Chairman, President and Chief               1997       43,343         23,996          112,500
     Executive Officer                           1996            --            --          156,000

Fletcher W. Adams(2)                             1998       128,509        12,855               --
     Vice Chairman                               1997       105,021        17,525               --
                                                 1996        97,000         1,965               --

Donald R. Hatt(3)                                1998       150,432        18,022           35,093
     Senior Executive Vice President and         1997        20,481         1,024               --
     Chief Operating Officer                     1996            --            --               --

John H. Stratton, Jr.                            1998       101,503         3,023               --
     Senior Vice President                       1997        98,753         4,902               --
     Berlin City Bank                            1996        94,920         3,768               --

         (1)In June 1994, Mr. Woodward assumed executive management responsibility with respect to BCB upon the resignation of BCB's President and Chief Executive Officer pending possible selection of a successor. Through the date of the Merger, Mr. Woodward was not a salaried employee of BCB and did not receive any pension, insurance or other benefits. Mr. Woodward received the fees set forth above in lieu of salary and benefits through the date of the Merger.

         In connection with the Merger, Mr. Woodward entered into an employment agreement with the Company and BCB. See "Employment Contracts" below. For 1997, $43,343 and $23,996 represent the amounts paid to Mr. Woodward in salary and bonus, respectively, pursuant to such agreement. Mr. Woodward's bonus for 1998 includes $29,602 which was earned in 1998 and paid in 1999. (2)Prior to the Merger, the totals for Mr. Adams include his base salary together with monthly fees received for attendance at meetings of the Board of Directors of PEMI and PNB. In connection with the Merger, Mr. Adams entered into an employment agreement with the Company and PNB. See "Employment Contracts" below. For 1997, $31,500 and $17,525 represent the amounts paid to Mr. Adams in salary and bonus, respectively, pursuant to such agreement. Mr. Adams' 1998 bonus includes $9,000 which was earned in 1998 and paid in 1999. (3) The totals for Mr. Hatt include $35,093 paid as relocation expense. Mr. Hatt's bonus for 1998 bonus includes $10,500 which was earned in 1998 and paid in 1999.

STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Common Stock (assuming $100 was invested on September 30, 1997, the date of the Merger, and all dividends were reinvested) against (i) the cumulative total return of the S&P Composite 500 Stock Index, and (ii) the NASDAQ Bank Stock Index.

                   [STOCK PRICE PERFORMANCE GRAPH]

---------------------------------------------------------------------------
                       September '97      December '97        December `98
---------------------------------------------------------------------------
 NWFI                       $100.00            $104.33            $  93.38
---------------------------------------------------------------------------
 S&P 500                    $100.00            $102.40             $129.80
---------------------------------------------------------------------------
 NASDAQ Bank Stocks         $100.00            $113.50             $112.40
---------------------------------------------------------------------------


Employment Contracts

         Messrs. Woodward, Adams, Hatt and Ferguson have entered into employment agreements with the Company.

         Pursuant to the employment agreements, each executive provides ongoing services to the Company on a full-time basis for periods of three years, in the case of Messrs. Woodward and Adams and two years in the case of Messrs. Hatt and Ferguson. These terms are automatically renewed for periods of one year commencing on each anniversary of the respective agreements unless either the executive or the Company gives written notice to the other electing not to extend the term. The employment agreements provide for annual base salaries that are subject to increase from time to time in the discretion of the Board of Directors. The employment agreements also provide that each of the executives are entitled to participate in any incentive or bonus program established by the Board of Directors, as well as other employee benefit plans which the Company may from time to time have in effect for all or most of its senior executives.

         In addition to certain confidentiality and non-compete provisions the agreements provide that if an executive is terminated from full-time employment with the Company without cause prior to the end of the respective term, then he will be entitled to receive his base salary at the rate then in effect and certain group health benefits for the remainder of such term (the "Termination benefits Period"); provided, that in the event such executive commences any employment or self-employment during the period during which he is entitled to receive the termination benefits, the remaining amount of base salary due, for the period from the commencement of such employment or self-employment to the end of the Termination Benefit Period, will be reduced by one-half of the salary such executive receives from such employment or self-employment. In addition, if such executive receives benefits from such employment or self-employment comparable to those benefits provided by the Company, the continuation of group health benefits shall cease effective as of the date of commencement of such employment or self-employment.

         The employment agreements also provide for termination benefits if the executives' employment with the Company is terminated under certain circumstances following a "change of control." If within 18 months following a change of control, in the case of Messrs. Woodward and Adams, or twelve months in the case of Messrs. Hatt and Ferguson, such executive's employment is terminated by the Company or by such executive following the occurrence of certain adverse actions taken with respect to such executive's employment, or if such executive's employment is terminated without cause, the Company must, in lieu of any other termination benefits described above, pay to such executive (or such executive's estate, if applicable) a lump-sum payment, in the case of Messrs. Woodward and Adams, equal to 2.99 times such executive's "base amount" (within the meaning of section 280G of the Internal Revenue Code of 1986, as amended) and, in the case of Messrs. Hatt and Ferguson, two times such "base amount".

PENSION PLANS

         The Company has frozen the existing individual pension plans of the subsidiaries effective December 31, 1998 and plans to adopt a new Company-wide plan in 1999. The assets of the old plans will be merged into the new plan. The Company anticipates that, under the provisions of the new plan, all full time employees who have attained age twenty-one and have completed at least 1,000 hours of service in a consecutive twelve-month period will be eligible to participate in the plan. Vesting will occur after 5 years, and age 65 will be the normal retirement age. Early retirement may be taken, however, after age 55.

         The following table illustrates estimated annual pension benefits for retirement at age 65 under the most advantageous plan provisions available for the various levels of compensation and years of service. The figures in this table are calculated based on 1.00% of the final 5 years average total W-2 earnings plus .65% of compensation in excess of covered compensation times the number of years of service. Covered compensation for the purpose of this calculation is currently $32,940.

   AVERAGE
 COMPENSATION                              YEARS OF SERVICE
-------------------------------------------------------------------------
                   15          20           25         30         35
-------------------------------------------------------------------------
   $125,000      27,700      37,000      46,200      55,500     64,700
   $150,000      33,900      45,200      56,500      67,800     79,100
   $160,000      36,400      48,500      60,600      72,800     84,900
   $175,000      36,400      48,500      60,600      72,800     84,900
   $200,000      36,400      48,500      60,600      72,800     84,900


REPORT OF THE HUMAN RESOURCES AND COMPENSATION COMMITTEE ON EXECUTIVE
COMPENSATION

GENERAL POLICIES

         Effective February 16, 1999, the membership of the Human Resources and Compensation Committee (the "Committee") was modified to include all independent, non-employee members of the Company's Board of Directors. The Committee's responsibility is to set policy and oversee the administration of the Company's compensation and benefits. Working with an outside bank compensation consultant, the Committee recommends the approval of the salary program for the entire organization. It also oversees the compensation of the Chief Executive Officer ("CEO") and certain other senior officers.

         The base salary of these senior executive officers is set at an amount within an established salary range that reflects the executive's position, duties and level of responsibility. The salary range consists of minimum and maximum levels distributed around an average of base salaries paid to executives who hold substantially similar positions within a selected peer group. Any bonuses are designed to reward executives for performance and are based primarily on the Company's financial results.

CEO COMPENSATION

         In connection with the employment agreements described above, the Company engaged a bank compensation consultant to act as its advisor in the matter of executive compensation. This consultant specializes in compensation matters for New England financial institutions, and maintains an extensive data base for banks in various asset size groups.

         Using a variety of established surveys concerning bank salaries, the Company's consultant recommended a set of competitive and current salary grades and ranges for Messrs. Woodward and Adams. In connection with the Merger, the consultant's recommended structure was subsequently approved by the Board.

1999 STOCK OPTION AND GRANT PLAN

         The Committee studied the proposed 1999 Stock Option and Grant Plan
(PLAN), consulted with the Company's counsel and voted unanimously to recommend its adoption by the Board of Directors and by the Stockholders at their 1999 Annual Meeting.

     Submitted by members of the Human Resources and Compensation Committee.
        Arnold P. Hanson, Jr., Chairperson     Randall G. Labnon
        Peter H. Bornstein                     John D. Morris
        Charles H. Clifford, Jr.               Andrew L. Morse
        Barry J. Kelley                        John H. Noyes

                                  PROPOSAL TWO
                     APPROVAL AND ADOPTION OF THE 1999 STOCK
                              OPTION AND GRANT PLAN

         The Company's Board of Directors has adopted, subject to shareholder approval, the 1999 Stock Option and Grant Plan (the "Plan") and has voted to recommend that the Company's stockholders consider and adopt and approve the Plan. The Plan authorizes grants of the following types of awards to approximately ten eligible employees of the Plan as well as directors, consultants and other key advisors: (1) options to purchase shares of Northway Common Stock which are intended to qualify as incentive stock options under
Section 422 of the Internal Revenue Code ("ISOs"), (2) options to purchase shares of Northway Common Stock which are not intended to qualify as ISOs ("NQSOs"), (3) grants of shares of Northway Common Stock which will vest upon certain performance and/or tenure requirements ("Restricted Stock"), (4) grants of shares of Northway Common Stock free of any vesting restrictions ("Unrestricted Stock") and (5) other Common Stock based awards. The Board believes the plan will encourage and enable the officers, employees, directors, consultants and other key persons of the Company, upon whose judgement, initiative and efforts the Company largely depends for the successful conduct of business, to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL AND ADOPTION OF THE 1999 STOCK OPTION AND GRANT PLAN.

MATERIAL FEATURES OF THE PLAN

         The Plan will authorize the grant of ISOs, NQSOs, Restricted Stock, Unrestricted Stock and other awards (collectively "Awards") with respect to up to 175,000 shares of Northway Common Stock, and no participant may receive grants of Awards with respect to more than 60,000 shares during any plan year. Either the full Board or a committee of two or more outside directors (in either case, the "Committee") will administer the Plan. The Committee will from time to time determine the participants to whom Awards will be granted. The benefits or amounts of the Plan that will be received or allocated are not sufficiently determinable to be provided in a tabular format. The Company anticipates that the majority of grants under the Plan will be made to executive and key employees, and to directors, the number of people who fit within this category is approximately twenty-two. The officers and directors of Northway, due to their eligibility to participate in the Plan have an interest in its approval. On April 14, 1999 the closing price of the Common Stock, as reported on NASDAQ, was $28 per share.

         In addition to determining who will be granted Awards, the Committee will (1) determine the type and number of Awards granted, (2) specify the terms and conditions of the Awards, consistent with the Plan, and (3) establish rules and procedures and make binding determinations and interpretations in connection with the administration of the Plan.

         The following is a summary of the types of Awards that the Company may grant under the Plan and their tax consequences;

         Stock Options. Stock options under the plan may be either ISOs or NQSOs. ISOs may be granted only to employees of the Company or its subsidiaries. If the Committee so determines, stock options may be granted in lieu of cash compensation at the participant's election.

         (i) Exercise Price. The exercise price per share for the stock covered by a stock option shall be determined by the Committee at the time of grant but shall not be less than 100% of the fair market value thereof on the date of grant in the case of ISOs. If an employee owns or is deemed to own more than a 10% interest in the Company or any of its affiliates, the exercise price per share shall be not less than 110% of the fair market value thereof on the grant date.

         (ii) Option Term. The term of each stock option shall be fixed by the Committee, however, no ISO will be exercisable more than ten years after the date such option is granted. If an employee owns or is deemed to own more than a 10% interest in the Company or any of its affiliates, the term of such option shall be no more than five years from the date of grant. Stock options granted in lieu of compensation shall be exercisable in full as of the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any stock option. Notwithstanding the specified expiration date, stock options expire twelve months after a participant's death, disability or retirement and 90 days after termination for any other reason; provided that such options shall terminate immediately if such termination is for cause.

         (iii) Method of Exercise. Stock options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. The consideration to be paid upon the exercise of stock options may be cash, certified or bank check, a promissory note (if the Board has expressly authorized the loan of funds to effect the exercise of options), delivery of shares of Northway Common Stock then owned by the participant or by the participant delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or check payable and acceptable to the Company for the purchase price.

         Restricted Stock. Restricted Stock may be granted by the Committee subject to the satisfaction of such performance and/or tenure requirements, as the Committee shall determine. The award may be a grant or have a price that shall be par value or such other higher purchase price as the Committee may determine. Restricted Stock Awards may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock. Unless otherwise agreed by the Committee, a persons rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the participant's termination of employment and shall be subject to the right of the Company to repurchase such shares in the event of such termination.

         Unrestricted Stock. The Committee may grant, or sell at a price determined by the Committee, Unrestricted Stock to any participant, free of any vesting restrictions. Such Awards may be made in recognition of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

         The Plan will become effective upon its approval by the stockholders. No Awards have been granted under the Plan, and the type or amounts of Awards that will be granted in 1999 cannot now be determined.

         Awards granted under the Plan are non-transferable other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, the Committee may provide in an Award agreement regarding a given option, that the participant may transfer NQSOs to immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of the Plan and the applicable Award agreement.

         The Plan may amended by the Committee from time to time, except that the approval of the shareholders of the company would be required to approve an increase in the maximum number of shares available under the Plan, except for automatic increases due to stock dividends, stock splits, recapitalizations, mergers or certain other extraordinary corporate transactions.

FEDERAL TAX CONSEQUENCES

         NQSOs, No income is recognized by a participant at the time of grant on an NQSO, nor is the Company entitled to a tax deduction at that time. Generally, ordinary income will be recognized by the participant on the date that he or she exercises a NQSO. The amount of income will be equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. The holding period for capital gain or loss purposes will begin on the date of exercise. Northway will be entitled to a deduction at the time the participant is required to recognize income from the exercise of the NQSO. The amount will be equal to the amount that is taxable to the participant as ordinary income as a result of the exercise.

         If the exercise price of a NQSO is paid by surrendering Common Stock to be received upon such exercise, the participant will recognize no gain or loss on the shares surrendered to pay the exercise price. The number of shares that the participant receives upon exercise of the option, in excess of the surrendered shares, are considered "additional shares". The participant will recognize ordinary income upon the exercise equal to the fair market value of the additional shares on the date of exercise, less any cash paid towards the exercise price. The basis of the additional shares will be equal to the fair market value on the exercise date and their holding period will begin on that date. The shares that the participant receives upon exercise equal to the surrendered shares will have a basis equal to that of the surrendered shares.

         The basis of shares acquired pursuant to the exercise of a NQSO will be the amount included in ordinary income due to the receipt of those shares. When the recipient disposes of shares acquired pursuant to a NQSO, any amount realized in excess of the basis will be treated as long-term or short-term capital gain, depending on the holding period of the shares. If the amount realized is less than the basis of the shares, the loss will be treated as a long-term or short-term capital loss, depending on the holding period of the shares.

         ISOs. A participant receiving an ISO will not be subject to tax upon either the grant of the ISO or its subsequent exercise. The spread between the exercise price and the fair market value on the date of exercise will, however, be included in the participant's alternative minimum taxable income for purposes of determining the participant's liability, if any, for the alternative minimum tax. If the participant holds the shares acquired upon exercise for more than one year after exercise and at least two years after the date of grant, then the amount realized on a subsequent sale or other disposition of the shares will constitute long-term capital gain or loss at the time of the sale. The Company will not be entitled to a federal income tax deduction with respect to the grant or exercise of an ISO. If options cease to be ISOs for any reason, they will be treated as NQSOs. For example, if the participant sells the shares before the expiration of the requisite holding periods, he or she will be deemed to have made a "disqualifying disposition" of shares and will realize ordinary income in the year of disposition. In the event of a disqualifying disposition, The Company will be entitled to a federal income tax deduction in the year of disposition of the shares in an amount of the ordinary income realized by the participant.

         If the exercise price of an ISO is paid by surrendering Common Stock, the Internal Revenue Service treats such an exchange as if there were two transactions. The first transaction is treated as a non-taxable exchange of the previously acquired Common Stock for an equal number of shares of new Common Stock, both having the same market value. The basis of new shares will be the same as the shares surrendered and the holding period will include the holding period of the shares surrendered. The second transaction concerns the additional shares that a participant will receive pursuant to the exercise. This exchange also results in no gain or loss being recognized at the time of the exchange, however, the basis for these additional shares will be zero. The holding period for the additional shares begins on the date of the exchange.

         Restricted Stock. A participant will not realize any income when shares of Restricted Stock are granted or registered in the participant's name. Participants will realize ordinary income as and when shares of Restricted Stock are no longer subject to a substantial risk of forfeiture in an amount equal to the fair market value of the such shares as of such date. A participant can, however, elect under section 83(b) of the Internal Revenue Code to recognize ordinary compensation income in the year the Restricted Stock is awarded on the difference between the then fair market value of the Restricted Stock and the price paid for such stock, if any. Any gain or loss recognized by the participant upon the subsequent disposition of the stock will be a capital gain or loss. If, after making the election, any Restricted Stock is forfeited, the participant is not entitled to any tax deduction or tax refund. The Company will be entitled to a tax deduction when, and to the extent, ordinary income is realized by the participant with respect to the Restricted Stock.

         Unrestricted Stock. A participant will generally be subject to tax, at ordinary income rates, upon the grant of Unrestricted Stock. Northway will be entitled to a tax deduction equal to such amount.

         The foregoing summary with respect to Federal income taxation does not purport to be complete and reference is made to the applicable provisions of the Code.

VOTE REQUIRED

         The affirmative vote of a majority of the outstanding shares of Common stock entitled to vote thereon at the 1999 annual meeting is required to approve the 1999 Stock Option and Grant Plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company has, during its ordinary course of business, made loans to directors and officers. Loans are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Company has had (and expects to have in the future) banking transactions with directors, officers, principal stockholders, and their associates on the same terms (including interest rates and collateral on loans) as those prevailing at the same time for comparable transactions with others, and do not involve more than the normal risk of collectibility or present other unfavorable features.

         The largest aggregate amount of such extensions of credit to directors, officers, principal stockholders, and their associates during the period of January 1, 1998 through December 31, 1998 was $1,204,000. The aggregate amount owing to the Company from such individuals on December 31, 1998 was $1,204,000, or 2.94% of stockholders' equity. As mentioned above, these loans were made on the same terms for comparable transactions with others.

         There were no officers or directors whose direct or indirect liability to the Company exceeded 10% of stockholders' equity at any time during the year.

         The Company has not been a party to any transaction or proposed transaction during the past two years in which any director, director nominee, executive officer, or principal stockholder, or any immediate family thereof has had a direct or indirect material interest.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

         Shatswell, MacLeod and Company was the Company's independent auditing firm for 1998. Representatives of Shatswell, MacLeod and Company are expected to be present at the meeting to respond to stockholders' questions and will have the opportunity to make a statement if they so desire. The firm of Shatswell, MacLeod and Company has served as the Company's independent auditing firm since September 30, 1997.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                                  MISCELLANEOUS

         A copy of the Company's Annual Report to Stockholders, including financial statements has been mailed to all stockholders of record as of the close of business on April 20, 1999. Any stockholder who has not received a copy of such Annual Report or would like to obtain a copy of the Company's Annual Report on Form 10-K may do so by writing Paul G. Campagna, Clerk c/o Northway Financial, Inc., 9 Main Street, Berlin, NH 03570. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

                              STOCKHOLDER PROPOSALS

         The Company's By-Laws provide that any director nominations and new business proposals intended to be submitted by stockholders in connection with an Annual Meeting of Stockholders must be filed, delivered to, or mailed to and received by, the Company at its principal executive office not less than 75 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting (the "Anniversary Date") or, in other words, no later than March 4, 2000 and no earlier than January 18, 2000 ; provided, however, that in the event the annual Meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Company at its principal executive office not later than the close of business on the later of (1) the 75th day prior to the scheduled date of such annual Meeting or (2) the 15th day following the day on which public announcement of the date of such Annual Meeting is first made by the Company. A copy of the applicable Bylaw provisions may be obtained, without charge, upon written request to the Clerk of the Company at its principal executive office in Berlin, New Hampshire.

         In addition to the foregoing, in accordance with the rules of the Securities and Exchange Commission, any proposal that a stockholder intends to present at the annual meeting of stockholders in 2000 must be received by the Company not less than 120 days prior to the Anniversary Date, or January 18, 2000, to be eligible for inclusion in the proxy statement and form of proxy relating to such meeting.

                                            By Order of the Board of Directors


                                            Paul G. Campagna
                                            Clerk
Berlin, New Hampshire
April 23, 1999

                                                                       EXHIBIT A

                            NORTHWAY FINANCIAL, INC.

                        1999 STOCK OPTION AND GRANT PLAN


SECTION 1.        GENERAL PURPOSE OF THE PLAN; DEFINITIONS

         The name of the plan is the Northway Financial, Inc. 1999 Stock Option and Grant Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, directors, consultants, and other key persons of Northway Financial, Inc., a New Hampshire corporation (the "Company"), and its Subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

         The following terms shall be defined as set forth below:

         "Act" means the Securities Exchange Act of 1934, as amended.

         "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards, or any combination of the foregoing.

         "Board" means the Board of Directors of the Company.

         "Change of Control" is defined in Section 14.

         "Committee" means the Committee of the Board referred to in
Section 2(a).

         "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

         "Covered Employee" means an employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.

         "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 16.

         "Fair Market Value" of the Stock on any given date means the fair market value of the Stock determined in good faith by the Committee; provided, however, that if the Stock is admitted for quotation on The NASDAQ Stock Market, Inc.'s National Market system or a national securities exchange, the determination of Fair Market Value shall be made by reference to market quotations. If there are no market quotations for such date, the determination of Fair Market Value shall be made by reference to market quotations on the last date preceding such date for which there are market quotations.

         "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

         "Independent Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

         "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

         "Performance Cycle" means one or more periods of time, which may be of varying and overlapping duration's, as the Committee may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a participant's right to and the payment of a Performance Share Award or a Restricted Stock Award.

         "Performance Share Award" means Awards granted pursuant to Section 8.

         "Restricted Stock Award" means Awards granted pursuant to Section 6.

         "Stock" means the Common Stock, par value $1.00 per share, of the Company, subject to adjustments pursuant to Section 3.

         "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50 percent or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

         "Unrestricted Stock Award" means any Award granted pursuant to
Section 7.


SECTION 2. ADMINISTRATION OF PLAN; Committee; AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS

         (a) Administration of Plan. The Plan shall be administered by either the full Board or a committee of not less than two Independent Directors (in either case, the "Committee").

         (b) Powers of the Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

              (i) to select the individuals to whom Awards may from time to time be granted;

              (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards, or any combination of the foregoing, granted to any one or more participants;

              (iii) to determine the number of shares of Stock to be covered by any Award;

              (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

              (v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

              (vi) subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

              (vii) to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

              (viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

         All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

         (c) Delegation of Authority to Grant Awards. The Committee, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Committee's authority and duties with respect to the granting of Awards at Fair Market Value to individuals who are not subject to the reporting and other provisions of Section 16 of the Act or "covered employees" within the meaning of Section 162(m) of the Code. Any such delegation by the Committee shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Option, the conversion ratio or price of other Awards and the vesting criteria. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.


SECTION 3.  STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

         (a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 175,000, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however that Stock Options with respect to no more than 60,000 shares of Stock may be granted to any one individual participant during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

         (b) Changes in Stock. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options that can be granted to any one individual participant, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iv) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options ) as to which such Stock Options remain exercisable. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares. Except to the extent provided above, the Committee shall not be required to make any other such adjustments, including, without limitation, in connection with the following (A) the sale of Stock to the public generally pursuant to a registration statement under the Act or otherwise in accordance with the Act, (B) the issuance of Stock to any person or entity which sells its businesses, assets or stock to the Company or any of its Subsidiaries in exchange for capital stock of the Company, and (C) Stock issued pursuant to any rights or agreements, including the Stock issued under the Plan.

         The Committee may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Committee that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the participant, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

         (c) Mergers and Other Transactions. In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity immediately upon completion of such transaction, (iv) the sale of all of the Stock of the Company to an unrelated person or entity or (v) any other transaction in which the owners of the Company's outstanding voting power prior to such transaction do not own at least a majority of the outstanding voting power of the relevant entity after the transaction (in each case, a "Covered Transaction"), all Options that are not exercisable shall become fully exercisable and all other Awards with conditions and restrictions relating solely to the passage of time and continued employment shall become fully vested, except as the Committee may otherwise specify with respect to particular Awards. Upon the consummation of the Covered Transaction, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Covered Transaction for the assumption of Awards heretofore granted, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as provided in Section 3(b) above. In the event of such termination, each optionee shall be permitted, within a specified period of time determined by the Committee prior to consummation of the Covered Transaction, to exercise all outstanding Options held by such optionee, including those that are not then exercisable, subject to the consummation of the Covered Transaction.

         (d) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4.  ELIGIBILITY

         Participants in the Plan will be such full or part-time officers and other employees, Independent Directors, and other key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Committee in its sole discretion.

SECTION 5.  STOCK OPTIONS

         Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

         No Incentive Stock Option shall be granted under the Plan after February __, 2009.

         (a) Stock Options Granted to Employees and Key Persons. The Committee in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable. If the Committee so determines, Stock Options may be granted in lieu of cash compensation at the participant's election, subject to such terms and conditions as the Committee may establish.

              (i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value on the date of grant unless the Stock Option is granted in lieu of cash compensation. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value on the grant date.

              (ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date such option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

              (iii) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date; provided, however, that Stock Options granted in lieu of compensation shall be exercisable in full as of the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

              (iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award:

                    (A) In cash, by certified or bank check, or other instrument acceptable to the Committee in U.S. funds payable to the order of the Company in an amount equal to the purchase price of such Option Shares;

                    (B) By the optionee delivering to the Company a promissory note if the Board has expressly authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his Stock Option; provided that at least so much of the exercise price as represents the par value of the Stock shall be paid other than with a promissory note.

                    (C) Through the delivery (or attestation to the ownership)
              of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

                    (D) By the optionee delivering to the Company a properly
              executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure.

         Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method described in Section 5(a)(iv)(C) above, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

         (b) Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

         (c) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee, or by the optionee's legal representative or guardian in the event of the optionee's incapacity. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer, without consideration for the transfer, his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

         (d) Termination. Except as may otherwise be provided by the Committee either in the Award agreement or in writing after the Award agreement is issued, if the participant's employment by the Company or a Subsidiary is terminated, the period within which to exercise an Option may be subject to earlier termination as set forth below:

                  (i) Termination Due to Death, Disability or Retirement. If the participant's employment terminates by reason of death, disability, or retirement (after attainment of age 60), vested Options held by the participant may be exercised by the participant, the participant's legal representative or legatee for a period of 12 months from the date of death, disability or retirement or of such termination without Cause or until the expiration of the Option, if earlier .

                  (ii) Other Termination. If the participant's employment terminates for any reason other than death, disability or retirement, and unless otherwise determined by the Committee, any Option held by the participant may be exercised, to the extent exercisable on the date of termination, for a period of 90 days from the date of termination or until the expiration date of the Option, if earlier, provided however, if the participant is terminated for Cause, any Option held by the participant shall terminate immediately upon the date of the participant's termination. Unless the term "Cause" is otherwise defined in a written employment agreement between a grantee and the Company or any Subsidiary (in which case the definition of "Cause" contained in such agreement shall control), the term "Cause" means a vote of the Board of Directors of the Company or the successor entity, as the case may be, resolving that the grantee should be dismissed as a result of (i) any material breach by the grantee of any agreement to which the grantee and the Company are parties, (ii) any act (other than retirement) or omission to act by the grantee which would reasonably be likely to have a material adverse effect on the business of the Company or its Subsidiaries or successor entity, as the case may be, or on the grantee's ability to perform services for the Company or its Subsidiaries or successor entity, as the case may be, including, without limitation, the conviction of any crime (other than ordinary traffic violations), or (iii) any material misconduct or willful and deliberate non-performance of duties by the grantee in connection with the business or affairs of the Company or its Subsidiaries or successor entity, as the case may be.

         The Board's determination of the reason for termination of the participant's employment shall be conclusive and binding on the participant and his or her representatives or legatees.

SECTION 6.  RESTRICTED STOCK AWARDS

         (a) Nature of Restricted Stock Awards. A Restricted Stock Award is an Award pursuant to which the Company may, in its sole discretion, grant or sell, at par value or such other higher purchase price determined by the Committee, in its sole discretion, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the participant executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and participants.

         (b) Rights as a Stockholder. Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a participant shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below, and the participant shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

         (c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. If a participant's employment (or other business relationship) with the Company and its Subsidiaries terminates under the conditions specified in the relevant instrument relating to the Award, or upon such other event or events as may be stated in the instrument evidencing the Award, the Company or its assigns shall have the right or shall agree, as may be specified in the relevant instrument, to repurchase some or all of the shares of Stock subject to the Award at such purchase price as is set forth in such instrument.

         (d) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Committee either in the Award agreement or, subject to Section 12 below, in writing after the Award agreement is issued, a participant's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the participant's termination of employment (or other business relationship) with the Company and its Subsidiaries and such shares shall be subject to the Company's right of repurchase as provided in Section 6(c) above.

         (e) Waiver, Deferral and Reinvestment of Dividends. The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7.  UNRESTRICTED STOCK AWARDS

         (a) Grant or Sale of Unrestricted Stock. The Committee may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Committee) an Unrestricted Stock Award to any participant, pursuant to which such participant may receive shares of Stock free of any vesting restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such participant.

         (b) Elections to Receive Unrestricted Stock In Lieu of Compensation. Upon the request of a participant and with the consent of the Committee, each such participant may, pursuant to an advance written election delivered to the Company no later than the date specified by the Committee, receive a portion of the cash compensation otherwise due to such participant in the form of shares of Unrestricted Stock either currently or on a deferred basis.

         (c) Restrictions on Transfers. The right to receive shares of Unrestricted Stock on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8.  PERFORMANCE SHARE AWARDS

         (a) Nature of Performance Share Awards. A Performance Share Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Committee in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals, the periods during which performance is to be measured, and all other limitations and conditions.

         (b) Rights as a Stockholder. A participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award agreement (or in a performance plan adopted by the Committee).

         (c) Termination. Except as may otherwise be provided by the Committee either in the Award agreement or, subject to Section 12 below, in writing after the Award agreement is issued, a participant's rights in all Performance Share Awards shall automatically terminate upon the participant's termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

         (d) Acceleration, Waiver, Etc. At any time prior to the participant's termination of employment (or other business relationship) by the Company and its Subsidiaries, the Committee may in its sole discretion accelerate, waive or, subject to Section 12, amend any or all of the goals, restrictions or conditions applicable to a Performance Share Award.

SECTION 9.  PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

         Notwithstanding anything to the contrary contained herein, if any Restricted Stock Award or Performance Share Award granted to a Covered Employee is intended to qualify as "Performance-based Compensation" under Section 162(m) of the Code and the regulations promulgated thereunder (a "Performance-based Award"), such Award shall comply with the provisions set forth below:

         (a) Performance Criteria. The performance criteria used in performance goals governing Performance-based Awards granted to Covered Employees may include any or all of the following: (i) the Company's return on equity, assets, capital or investment, (ii) pre-tax or after-tax profit levels of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iii) cash flow, funds from operations or similar measure; (iv) total shareholder return; (v) changes in the market price of the Stock; (vi) sales or market share; (vii) efficiency ratios; or (vii) earnings per share.

         (b) Grant of Performance-based Awards. With respect to each Performance-based Award granted to a Covered Employee, the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance criteria established by the Committee may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-based Awards to different Covered Employees.

         (c) Payment of Performance-based Awards. Following the completion of a Performance Cycle, the Committee shall review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for the Performance Cycle. The Committee shall then determine the actual size of each Covered Employee's Performance-based Award, and, in doing so, may reduce or eliminate the amount of the Performance-based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

         (d) Maximum Award Payable. The maximum Performance-based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 17,500 Shares (subject to adjustment as provided in Section 3(b) hereof).

SECTION 10. TAX WITHHOLDING

         (a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. The Company's obligation to deliver stock certificates to any participant is subject to and conditioned on tax obligations being satisfied by the participant.

         (b) Payment in Stock. Subject to approval by the Committee, a participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 11.  TRANSFER, LEAVE OF ABSENCE, ETC.

         For purposes of the Plan, the following events shall not be deemed a termination of employment:

         (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

         (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 12. AMENDMENTS AND TERMINATION

         The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. If and to the extent determined by the Committee to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as "Performance-Based Compensation" under Section 162(m) of the Code, if and to the extent intended to so qualify, Plan amendments shall be subject to approval by the Company's stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 12 shall limit the Board's or Committee's authority to take any action permitted pursuant to Section 3(c).

SECTION 13. STATUS OF PLAN

         With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 14. CHANGE OF CONTROL PROVISIONS

         Upon the occurrence of a Change of Control as defined in this
Section 14:

         (a) Except as otherwise provided in the applicable Award agreement, each outstanding Stock Option shall automatically become fully exercisable.

         (b) Except as otherwise provided in the applicable Award Agreement, conditions and restrictions on each outstanding Restricted Stock Award and Performance Share Award which relate solely to the passage of time and continued employment will be removed. Performance or other conditions (other than conditions and restrictions relating solely to the passage of time and continued employment) will continue to apply unless otherwise provided in the applicable Award Agreement.

         (c) "Change of Control" shall mean the occurrence of any one of the following events:

             (i) any "Person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities") (in such case other than as a result of an acquisition of securities directly from the Company); or

             (iii) persons who, as of the Effective Date, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person's election was approved by or such person was nominated for election by either (A) a vote of at least a majority of the Incumbent Directors or (B) a vote of at least a majority of the Incumbent Directors who are members of a nominating Committee comprised, in the majority, of Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

             (iv) the stockholders of the Company shall approve (A) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate more than 50% of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company.

         Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 25% percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company), then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 15. GENERAL PROVISIONS

         (a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

         (b) Delivery of Stock Certificates. Stock certificates to participants under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

         (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

         (d) Trading Policy Restrictions. Sales of securities acquired upon the exercise of Options and other Awards under the Plan shall be subject to the Company's insider trading policy, as in effect from time to time.

         (e) Loans to Award Recipients. The Company shall have the authority to make loans to recipients of Awards hereunder (including to facilitate the purchase of shares and payment of taxes) and shall further have the authority to issue shares for promissory notes hereunder.

SECTION 16. EFFECTIVE DATE OF PLAN

         This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 17. GOVERNING LAW

         This Plan and all Awards and actions taken thereunder shall be governed by and construed in accordance with, the laws of the State of New Hampshire, applied without regard to conflict of law principles.


DATE APPROVED BY BOARD OF DIRECTORS:         _____________, 1999

DATE APPROVED BY STOCKHOLDERS:               _____________, 1999

                                      PROXY
                            NORTHWAY FINANCIAL, INC.

                   9 Main Street, Berlin, New Hampshire 03570
                             Proxy for Common Stock

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints William J. Woodward and George L. Fredette, and each of them, proxies with full power of substitution to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of Northway Financial, Inc. ("Northway"), to be held at the Town & Country Motor Inn, Route 2, Shelburne, New Hampshire, on May 18, 1999, at 2:00 p.m., and at any adjournment or postponements thereof, hereby granting full power and authority to act on behalf of the undersigned at said meeting or any adjournment or postponement therof. The undersigned revokes any proxy previously given in connection with such meeting and acknowledges receipt of Notice of the Annual Meeting of Stockholders and Northway's 1998 Annual Report to Stockholders.

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 SEE REVERSE                                                        SEE REVERSE
    SIDE           CONTINUED AND TO BE SIGNED ON REVERSE SIDE          SIDE
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

    Please mark
[X] votes as in
    this example.

  This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no instruction PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                            FOR AGAINST ABSTAIN
1. Proposal to elect Donald R. Hatt,      2. Approval of    [ ]   [ ]    [ ]
   Barry J. Kelley, Randall G. Labnon        the 1999
   and Stephen G. Boucher for three-         Stock Option
   year terms to continue until the          and Grant Plan.
   2002 Annual Meeting of Stockholders,
   and until the successor of each is    3. Such other business as may properly
   duly elected and qualified.              come before the meeting or any
                                            adjournments or postponements
         FOR             WITHHELD           thereof.
     [ ] ALL         [ ] FROM ALL
         NOMINEES        NOMINEES


[ ] _____________________________________
    For all nominees except as note above


                               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]


                               For joint accounts, each owner should sign.
                               Executors, administrators, trustees, corporate officers, and others acting in a representative capacity should give full title or authority.


Signature: _____________ Date: ________ Signature: _____________ Date: ________